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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 March 14, 2006
                Date of Report (Date of earliest event reported)


                            QUAKER FABRIC CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                      1 7023                    04-1933106
(State of incorporation)      (Commission File Number)         (I.R.S. Employer
                                                             Identification No.)

941 Grinnell Street, Fall River, Massachusetts                      02721
(Address of principal executive offices)                          (Zip Code)


     Registrant's telephone number, including area code (508) 678-1951


         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

On March 14, 2006 Quaker Fabric Corporation of Fall River ("Quaker"), a wholly-owned subsidiary of Quaker Fabric Corporation (the "Company"), entered into a purchase and sale agreement with respect to the Company's 53,000 square foot Plant I manufacturing facility located at 3129 County Street in Somerset, Massachusetts calling for the sale of this facility to Fred Smith of Cumberland, Rhode Island (the "Buyer") for $1.75 million (the "P&S").

Selling this facility is consistent with Quaker's overall efforts to reduce operating expenses by consolidating its Fall River area-based manufacturing operations into as few plants as possible. The P&S calls for a deposit of $25,000 and an inspection period that runs through May 1, 2006. During the inspection period, the Buyer has the right to review title, permitting, environmental and other due diligence matters related to the property. In the event the Buyer determines, in his sole discretion and during the inspection period, that he is dissatisfied with such matters, the Buyer has the right to terminate the P&S. Closing of this transaction is anticipated no later than July 14, 2006.

The foregoing description of the P&S is qualified in its entirety by reference to the P&S filed as Exhibit 10.31 to this Form 8-K and incorporated by reference herein.

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Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

10.31 Purchase and Sale Agreement dated March 14, 2006 by and between Quaker Fabric Corporation of Fall River, as Seller, and Fred Smith of Cumberland, Rhode Island, as Buyer


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    QUAKER FABRIC CORPORATION
                                                    (Registrant)


Date: March 14, 2006                                /s/ Paul J. Kelly
                                                    ----------------------------
                                                    Paul J. Kelly
                                                    Vice President - Finance and
                                                    Treasurer

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                                                                   EXHIBIT INDEX

10.31 Purchase and Sale Agreement dated March 14, 2006 by and between Quaker Fabric Corporation of Fall River, as Seller, and Fred Smith of Cumberland, Rhode Island, as Buyer


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